Exhibit 10.1

AMENDMENT NO. 1 TO VOTING AGREEMENT

This AMENDMENT NO. 1 VOTING AGREEMENT (this “Amendment No. 1”), made and entered into as of this 2nd day of August, 2022, amends the Voting Agreement (the “Agreement”) made and entered into as of the 30th day of March, 2020, by and among Kaspien Holdings Inc. (f/k/a/ Trans World Entertainment Corporation), a New York corporation, and the signatories thereto. Except as specifically discussed in this Amendment No. 1, this Amendment No. 1 does not otherwise amend any other provision of the Agreement. This Amendment No. 1 should be read together with the Agreement, which should be ready in its entirety. Capitalized terms used but not otherwise defined in this Amendment No. 1 have the meanings ascribed to them in the Agreement.

Sections 1.1, 1.2, 1.3 and 2.1 of the Agreement are hereby amended as follows:

1.1          Size of the Board. Each Shareholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at four directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock, Series Seed Preferred Stock, by whatever name such securities called, now owned or subsequently acquired by a Shareholder, however acquired, whether through exercise of warrant or option, stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2          Board Composition. Each Shareholder agrees to vote, or cause to be voted, all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of shareholders at which an election of directors is held or pursuant to any written consent of the shareholders, the following persons shall be elected to the Board:

(a)          One persons designated by the Family Trust Holders, who initially shall be W. Michael Reickert.

(b)          One person designated by the Alimco Holders, who initially shall be Jonathan Marcus.

(c)          One person designated by the Kick-Start Holders, who shall initially be Mr. Simpson.

(d)          One person unanimously designated by the persons designated pursuant to 1.2(a)-(c) above.

For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

Notwithstanding anything to the contrary contained in this Section 1.2, no Shareholder is required by this Agreement to vote to elect a person to the Board who has been convicted of a felony or declared of unsound mind by an order of a court of competent jurisdiction. Each Shareholder also agrees that Neil Subin shall be granted Board observer rights, which shall give Mr. Subin the right to attend and observe Board meetings, to receive Board materials, to inspect the Company’s books, records or the minutes of the Board meetings or to attend Board committee meetings, but shall not give Mr. Subin the right to vote on any matter voted on by the Board.

1.3          Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein. Notwithstanding anything to the contrary contained in this Section 1.3, if the persons designated pursuant to Section 1.2(a)-(c) above cannot unanimously agree to designate, or nominate for election or reelection, a person pursuant to Section 1.2(d) above, a vacancy shall remain until such time as such persons can agree on such designee.

2.1          Size of Board. Each Shareholder agrees to vote or cause to be voted all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to amend the Company’s Articles of Incorporation to ensure that the size of the Board shall be set and remain at four (4) directors.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

KASPIEN HOLDINGS INC., as Company

By:	/s/ Ed Sapienza
Name: Ed Sapienza
Title: Chief Financial Officer

THE ROBERT J. HIGGINS TWMC TRUST, as Family Trust and a Family Trust Holder

By:	/s/ Anne L. Higgins
Name: Anne L. Higgins
Title: Trustee

RJHDC, LLC, as RJHDC and, after exercise of all or any part of the Warrant, a Family Trust Holder

By:	/s/ Anne L. Higgins
Name: Anne L. Higgins
Title: Sole Member / Manager

ALIMCO RE LTD.

By:	/s/ Jonathan Marcus
Name: Jonathan Marcus
Title: CEO

AMIL OF OHIO, LLC

MILFAM LLC
Manager

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

CATHERINE C. MILLER IRREVOCABLE TRUST DTD 3/26/91

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

CATHERINE C. MILLER TRUST A-2

MILFAM LLC
Investment Advisor

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

CATHERINE C. MILLER TRUST A-3

MILFAM LLC
Investment Advisor

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

CATHERINE MILLER TRUST C

MILFAM LLC
Investment Advisor

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

KIMBERLEY S. MILLER GST TRUST DTD 12/17/1992

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

LIMFAM LLC

MILFAM LLC
Manager

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

LLOYD I. MILLER TRUST A-1

MILFAM LLC
Investment Advisor

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

SUSAN F. MILLER TRUST A-4

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

MILLER FAMILY EDUCATIONAL AND MEDICAL TRUST

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

LLOYD I. MILLER, III IRREVOCABLE TRUST DTD 12/31/91

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

LLOYD I. MILLER, III REVOCABLE TRUST DTD 01/07/97

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Trustee

MILFAM I L.P.

MILFAM LLC
General Partner

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

MILFAM II L.P.

MILFAM LLC
General Partner

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

MILFAM III LLC

MILFAM LLC
Manager

By:	/s/Neil S. Subin
Name: Neil S. Subin
Title: Manager

SUSAN F. MILLER

By:	/s/Susan F. Miller
Name: Susan F. Miller
Title: Individual

KICK-START III, LLC, as Kick-Start III and, after exercise of all or any part of the Warrant, a Kick-Start Holder

By:	/s/Tom Simpson
Name: Tom Simpson
Title: Managing Member

KICK-START IV, LLC, as Kick-Start IV and, after exercise of all or any part of the Warrant, a Kick-Start Holder

By:	/s/Tom Simpson
Name: Tom Simpson
Title: Managing Member

THOMAS C. SIMPSON, as a Kick-Start Holder

By:	/s/Tom Simpson
Name: Tom Simpson
Title: Managing Member

By:	/s/Tom Simpson
Name: Tom Simpson
Title: Managing Member